Fleet Status Report

July 2022

VALARIS RENAISSANCE
VALARIS

Valaris Limited Fleet Status Report July 28, 2022

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Floaters
•540-day contract with Equinor offshore Brazil for drillship VALARIS DS-17. The rig will be reactivated for this contract, which is expected to commence in mid-2023. The total contract value is approximately $327 million, including an upfront payment totaling approximately $86 million for mobilization costs, capital upgrades and a contribution towards reactivation costs. The remaining contract value relates to the operating day rate and additional services, including managed pressure drilling (MPD), remote operating vehicle (ROV), casing running, slop treatment and cuttings handling.
•Contract extension with TotalEnergies EP Brasil offshore Brazil for drillship VALARIS DS-15. The option is in direct continuation of the current firm program.
•Six-month option exercised by Shell Nigeria Exploration and Production Company (SNEPCo) offshore Nigeria for drillship VALARIS DS-10. The option will be in direct continuation of the existing firm program.
•Two-well contract extension with Woodside offshore Australia for semisubmersible VALARIS DPS-1. The two-well extension has an estimated duration of 38 days and will be in direct continuation of the existing firm program for Woodside's Enfield plug and abandonment campaign (18 wells in total).
•One-well contract extension with Woodside offshore Australia for semisubmersible VALARIS DPS-1. The one-well extension has an estimated duration of 60 days and will be executed within Woodside's Scarborough development campaign sequence.
       Jackups
•Four-year contract with Brunei Shell Petroleum offshore Brunei for heavy duty modern jackup VALARIS 115. The contract is expected to commence in April 2023 and has a total contract value of approximately $159 million.
•Three-year bareboat charter agreement with ARO Drilling for standard duty modern jackup VALARIS 141. The agreement is expected to commence in August 2022.
•Four-well contract extension with BP offshore Indonesia for heavy duty modern jackup VALARIS 106. The four-well contract extension has an estimated duration of 360 days and will be in direct continuation of the existing firm program.

Jackups (continued)
•One-well contract extension with Shell in the UK North Sea for heavy duty harsh environment jackup VALARIS 122. The one-well contract extension has an estimated duration of 150 days and will be in direct continuation of the existing firm program.
•Four-well contract with an undisclosed operator in the U.S. Gulf of Mexico for standard duty modern jackup VALARIS 144. The contracted work is expected to take place during the third quarter 2022 with an estimated duration of 60 days and an estimated contract value of approximately $5 million.
•One-well contract with Talos in the U.S. Gulf of Mexico for standard duty modern jackup VALARIS 144. The contract is expected to commence in the fourth quarter 2022 with a minimum duration of 30 days. The operating rate is $85,000 per day.
•90-day contract with Cantium in the U.S. Gulf of Mexico for standard duty modern jackup VALARIS 144. The contract is expected to commence in the fourth quarter 2022. The operating rate is $80,000 per day.
•One-well option exercised by an undisclosed operator offshore Australia for heavy duty modern jackup VALARIS 107. The one-well option has an estimated duration of 31 days and will be in direct continuation of the existing firm program. The operating rate is $112,000 per day.
•One-well contract with GB Energy offshore Australia for heavy duty modern jackup VALARIS 107. The contract is expected to commence either late in the fourth quarter 2022 or early in the first quarter 2023 with an estimated duration of 20 days. The operating rate is $118,000 per day.
Contract Termination
•The previously disclosed contract awarded to VALARIS DS-11 was terminated with effect at the end of June. Our total contract backlog as of May 2, 2022, included approximately $428 million related to this contract.
Rig Sales
•VALARIS 36 was sold to another drilling contractor with restricted use provisions for $9 million.

New Disclosure: bolded text signifies items that have not been previously disclosed

Valaris Limited Fleet Status Report July 28, 2022

Contract Backlog(1) (2) ($ millions)	2022	2023	2024+	Total	Contracted Days(1) (2)	2022	2023	2024+
Drillships(3)	$228.1	$472.7	$389.5	$1,090.3	Drillships(3)	1,076	1,935	1,288
Semisubmersibles	90.2	159.2	110.2	359.6	Semisubmersibles	447	730	485
Floaters	$318.3	$631.9	$499.7	$1,449.9	Floaters	1,523	2,665	1,773

HD - Ultra-Harsh & Harsh	$129.4	$62.6	$—	$192.0	HD - Ultra-Harsh & Harsh	1,161	628	—
HD & SD - Modern	94.3	134.2	149.1	377.6	HD & SD - Modern	1,156	1,616	1,488
SD - Legacy	20.8	44.6	6.9	72.3	SD - Legacy	300	626	106
Jackups	$244.5	$241.4	$156.0	$641.9	Jackups	2,617	2,870	1,594

Other(4)	$58.3	$132.7	$66.5	$257.5	Other(4)	1,387	2,920	2,517

Total	$621.1	$1,006.0	$722.2	$2,349.3	Total	5,527	8,455	5,884

ARO Drilling(5)					Average Day Rates(1) (2)	2022	2023	2024+
Owned Rigs	$105.4	$246.6	$582.9	$934.9	Drillships(3)	$212,000	$244,000	$302,000
Leased Rigs	97.3	202.9	224.1	524.3	Semisubmersibles	202,000	218,000	227,000
Total	$202.7	$449.5	$807.0	$1,459.2	Floaters	$209,000	$237,000	$282,000

Valaris 50% Share of ARO Owned Rigs	$52.7	$123.3	$291.5	$467.5	HD - Ultra-Harsh & Harsh	$111,000	$100,000	$—
Adjusted Total(6)	$673.8	$1,129.3	$1,013.7	$2,816.8	HD & SD - Modern	82,000	83,000	100,000
					SD - Legacy	69,000	71,000	65,000
					Jackups	$93,000	$84,000	$98,000

(1) Contract backlog, contracted days and average day rates as of July 28, 2022.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) The previously disclosed contract awarded to VALARIS DS-11 was terminated with effect at the end of June. Our total contract backlog as of May 2, 2022, included approximately $428 million related to this contract.
(4) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(5) ARO Drilling contract backlog as of July 28, 2022.
(6) Adjusted total is Valaris consolidated total plus Valaris 50% share of ARO owned rigs.
					HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron Chevron	U.S. GOM U.S. GOM	Aug 20 Aug 22	Jul 22 Jul 25
VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Jun 23	Dec 24	Confidential	Rig being reactivated in Spain. Total contract value of $327 million, including an upfront payment of approx. $86 million for mobilization, capital upgrades and a contribution towards reactivation costs. Two options each with an estimated duration of 60 days
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	May 22	May 24		One 1-year option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies TotalEnergies	Brazil Brazil	Jun 21 Dec 22	Dec 22 Mar 23	Confidential	Three options each with an estimated duration of 100 days
VALARIS DS-12	DSME 12000	2014	BP BP Undisclosed	Angola Mauritania/Senegal Angola	Sep 21 Apr 22 Jan 23	Apr 22 Dec 22 Mar 23	Confidential	Total contract value of $26.2 million
VALARIS DS-10	Samsung GF12000	2017	Shell SNEPCo	Namibia Nigeria	Nov 21 Apr 22	Apr 22 Apr 23	Confidential	One 240-day option
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jul 24		Four 6-month options
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jul 22	Dec 23		One 6-month option
Stacked
VALARIS DS-11	DSME 12000	2013	Stacked	Spain				Previously disclosed contract terminated with effect at the end of June
VALARIS DS-8	Samsung GF12000	2015	Stacked	Spain
VALARIS DS-7	Samsung 96K	2013	Stacked	Spain
Purchase Options(2)
VALARIS DS-14	DSME 12000		Under Construction	South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000		Under Construction	South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Kosmos Apache Murphy Murphy	U.S. GOM U.S. GOM U.S. GOM Mexico	Mar 22 Aug 22 Sep 22 Oct 22	Aug 22 Sep 22 Oct 22 Dec 22
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside Woodside	Australia Australia	Apr 22 Mar 23	Mar 23 Sep 24	Confidential Confidential
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Western Gas Santos Undisclosed	Australia Australia Australia	May 22 Jul 22 Oct 23	Jun 22 Oct 23 Aug 24		Three options each with an estimated duration of 90 days In May 2022, the customer reached FID. The contract remains subject to final customer approval
Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012	Stacked	U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS Norway	KFELS N Class	2011	Harbour Energy BP Centrica Storage	UK UK UK	Dec 21 May 22 Sep 22	Apr 22 Sep 22 Jan 23		Accommodation work
VALARIS Stavanger	KFELS N Class	2011	Equinor	Norway	Oct 19	Oct 22
VALARIS Viking	KFELS N Class	2010	Sval Energi Repsol	Norway Norway	Mar 22 Jun 22	May 22 Dec 22		One option with an estimated duration of 60 days
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(4). Planned maintenance for approx. 15 days in 3Q22
VALARIS 249	LT Super Gorilla	2002	OMV	New Zealand	Feb 22	Mar 23		Four options each with an estimated duration of 40 days
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Sep 23
VALARIS 247	LT Super Gorilla	1998	DNO	UK	May 21	Nov 22		One option with an estimated duration of 60 days
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS 123	KFELS Super A	2019	TAQA Capricorn	Netherlands UK	Jan 22 Jun 22	Jun 22 Sep 22
VALARIS 122	KFELS Super A	2014	Shell Shell	UK UK	Jan 20 Nov 22	Nov 22 Apr 23	Confidential	Four options each with an estimated duration of 100 days
VALARIS 121	KFELS Super A	2013	Harbour Energy	UK	Jul 21	Sep 22
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17	Jul 23
Stacked
VALARIS 102	KFELS MOD V-A	2002	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS 118	LT 240-C	2011	Fieldwood BP	Mexico Trinidad	Mar 20 Oct 22	Jun 22 Jun 23		Three options each with an estimated duration of 60 days
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Dec 23
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 115	BM Pacific Class 400	2013	Mubadala Petroleum Shell	Thailand Brunei	Feb 22 Apr 23	Oct 22 Apr 27	Confidential	Total contract value of approx. $159 million
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24		Two 1-year options
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18	Nov 22
VALARIS 107	KFELS MOD V-B	2006	Vermilion Oil & Gas Undisclosed Eni GB Energy	Australia Australia Australia Australia	May 22 Aug 22 Oct 22 Dec 22	Aug 22 Oct 22 Dec 22 Jan 23	$112,000 $115,000 $118,000	One option with an estimated duration of 20 days
VALARIS 106	KFELS MOD V-B	2005	BP BP	Indonesia Indonesia	Jan 18 Jan 23	Jan 23 Jan 24	Confidential	Eight options each with an estimated duration of 90 days
Stacked
VALARIS 111	KFELS MOD V-B	2003	Stacked	Croatia
VALARIS 109	KFELS MOD V-Super B	2008	Stacked	Namibia
VALARIS 104	KFELS MOD V-B	2002	Stacked	UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Nov 22		Leased to ARO Drilling(4)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Aug 22		Leased to ARO Drilling(4)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 144	LT Super 116-E	2010	Undisclosed Undisclosed Undisclosed Talos Cantium	U.S. GOM U.S. GOM U.S. GOM U.S. GOM U.S. GOM	Feb 22 May 22 Aug 22 Oct 22 Dec 22	Apr 22 Aug 22 Oct 22 Nov 22 Feb 23	Confidential $85,000 $80,000	Total contract value of approx. $5 million Two options each with an estimated duration of 90 days
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco Saudi Aramco	Saudi Arabia Saudi Arabia	Aug 18 Aug 22	May 22 Aug 25	Confidential	Leased to ARO Drilling(4)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(4)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15	Dec 22
Stacked
VALARIS 145	LT Super 116-E	2010	Stacked	U.S. GOM
VALARIS 75	LT Super 116-C	1999	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17	Aug 23		Planned maintenance for approx. 45 days in 3Q22
VALARIS 72	Hitachi K1025N	1981	Eni	UK	Jan 20	Apr 24		Planned maintenance for approx. 40 days in 4Q22
VALARIS 54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep 14	Sep 22
Sold / Held for Sale
VALARIS 36	LT 116-C	1981	Sold					Sold to another drilling contractor with restricted use provisions for $9 million
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report July 28, 2022

Asset Category / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 24
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 24
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 50 days in 3Q22
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 30 days in 4Q22 and approx. 25 days in 1Q23
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 45 days in 1Q23
ARO 2005	LT 116-C	Under Construction	Saudi Arabia				Delivery expected in 1H23
ARO 2006	LT 116-C	Under Construction	Saudi Arabia				Delivery expected in 1H23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
July 28, 2022

2
9
1
2
3
6
4
1
13
1
1
1
1
2
2
1
1
Drillship
Semisubmersible
Jackup

Note: Includes eight jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report July 28, 2022

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding future rig day rates, including adjustments with customers; future levels of offshore drilling activity; expected utilization, day rates, revenues, operating expenses, rig commitments and availability, cash flow, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the effect, impact, potential duration and other implications of the ongoing COVID-19 pandemic; impact of our emergence from bankruptcy; the offshore drilling market, including supply and demand, customer drilling programs, stacking and reactivation of rigs, effects of new and reactivated rigs on the market and effects of volatility in commodity prices; expected work commitments, awards and contracts; letters of intent; scheduled delivery dates for rigs; performance of our joint venture with Saudi Aramco; the timing of delivery, mobilization, contract commencement, availability, relocation or other movement of rigs; expected divestitures of assets; general market, business and industry conditions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); future operations; increasing regulatory complexity; and expense management. The forward-looking statements contained in this press release are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the COVID-19 outbreak and global pandemic and the related public health measures implemented by governments worldwide, which may, among other things, impact our ability to staff rigs and rotate crews; cancellation, suspension, renegotiation or termination of drilling contracts and programs, including drilling contracts which grant the customer termination rights if final investment decision (FID) is not received with respect to projects for which the drilling rig is contracted; potential additional asset impairments; failure to satisfy our debt obligations; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; the effects of our emergence from bankruptcy on the Company's business, relationships, comparability of our financial results and ability to access financing sources; actions by regulatory authorities, or other third parties; actions by our security holders; commodity price fluctuations and volatility, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; consumer preferences for alternative fuels; increased scrutiny of our Environmental, Social and Governance ("ESG") practices and reporting responsibilities; changes in customer strategy; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.